UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2015

ENDURANCE EXPLORATION GROUP, INC.

 (Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 19, Endurance Exploration Group, Inc. announced that it would host an open house for shareholders, media, and other interested persons to tour its research vessel, view its equipment, and meet the operations team in person.   The following invitation to the event is being distributed:

 Don’t Miss The Boat!

Endurance Exploration Group would like to invite you to our “open house” where you will have an opportunity to meet our team, see our vessel and equipment, and learn more about the opportunities that exist for Endurance in subsea salvage.

Our vessel will be mobilizing for the summer salvage season from Annapolis, MD, home of the US Naval Academy, and we would like to invite you to this special event.

ENDURANCE EXPLORATION GROUP, INC.

EXCLUSIVE “OPEN HOUSE”

June 27, 2015 – 2:00-6:00PM

Annapolis, MD.

Please RSVP Abby Lord for more details

RSVP: Abby Lord / Alord@islandstocktransfer.com or 727-502-0508

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: May 19, 2015	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer

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